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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 21, 2017

NOVANTA INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	001-35083	98-0110412

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Agreement with Matthijs Glastra

On April 21, 2017, Novanta Inc. (the “Company”) entered into an amended and restated employment agreement with Matthijs Glastra (the “Glastra Employment Agreement”) pursuant to which Mr. Glastra will continue to serve as the Chief Executive Officer of the Company and a member of the Company’s Board of Directors (the “Board”). The term of Mr. Glastra’s employment under the Glastra Employment Agreement will be through July 27, 2019, with automatic extensions for successive one-year periods absent prior notice of non-renewal from either the Company or Mr. Glastra.

Mr. Glastra will receive an initial base salary of $515,001 per year, subject to review and upward adjustment by the Board in its sole discretion. In addition, Mr. Glastra will be eligible to receive an annual performance-based cash bonus with a target bonus opportunity of 100% of his annual base salary.  Further, Mr. Glastra will be entitled to receive an annual equity award with respect to an aggregate target number of common shares of the Company (“Common Shares”) equal to at least the quotient of (i) 200% of his base salary, divided by (ii) the closing price per share of Common Shares on the grant date (such annual equity awards, collectively, the “Glastra Annual Equity Awards”).

If Mr. Glastra’s employment is terminated by the Company without Cause (as defined in the Glastra Employment Agreement) or by Mr. Glastra for Good Reason (as defined in the Glastra Employment Agreement), then the Company will (i) pay Mr. Glastra an amount equal to 150% (or, if such termination occurs within 12 months after a change in control, 200%) of the sum of (a) his base salary and (b) his target bonus opportunity in substantially equal installments for 18 months (or, if such termination occurs within 12 months after a change in control, 24 months) following termination in accordance with the Company’s regular payroll practices, (ii) pay Mr. Glastra a pro rata portion of any performance-based cash bonus for the year of termination to which he would have been entitled had he remained employed by the Company (based on actual performance), (iii) continue to provide Mr. Glastra and his eligible dependents with coverage under the Company’s group health plans at the same levels and the same cost to Mr. Glastra as would have applied if his employment had not been terminated for up to 18 months (or, if such termination occurs within 12 months after a change in control, 24 months) following termination, and (iv) cause a pro rata portion of the 80,000 restricted stock units the Company granted to Mr. Glastra on August 2, 2016 (the “Glastra Promotion RSUs”) and any Glastra Annual Equity Awards subject to service-based vesting to become vested and a pro rata portion of any Glastra Annual Equity Awards subject to performance-based vesting to remain outstanding and eligible to vest and/or be settled in shares based on actual Company performance; provided that if such termination occurs (a) while Mr. Glastra is unable to engage in substantial gainful activity that may reasonably be expected to result in Disability (as defined in the Glastra Employment Agreement), then the Company will cause the Glastra Promotion RSUs and all Glastra Annual Equity Awards subject to service-based vesting to be fully vested, and all Glastra Annual Equity Awards subject to performance-based vesting will remain outstanding and eligible to vest and/or be settled in shares based on actual Company performance, and (b) within 12 months after a change in control, then the Company will cause all unvested equity awards held by Mr. Glastra to become vested, deeming for purposes of awards subject to performance-based vesting that the Company will attain “target” performance levels (or such higher performance level as expressly contemplated by the applicable award agreement in the event of such termination).

If Mr. Glastra’s employment is terminated due to death or by the Company due to Disability, then the Company will (i) pay Mr. Glastra a pro rata portion of any performance-based cash bonus for the year of termination to which he would have been entitled had he remained employed by the Company, and (ii) cause the Glastra Promotion RSUs and Glastra Annual Equity Awards subject to service-based vesting to become fully vested, and (iii) cause all Glastra Annual Equity Awards subject to performance-based vesting to continue to be eligible to become vested and/or be settled in shares in accordance with their terms based on actual Company performance.

Pursuant to the Glastra Employment Agreement, Mr. Glastra is also subject to customary restrictive covenants and confidentiality obligations.  Further, if any parachute payments paid to Mr. Glastra in connection with a change in control of the Company would result in excise tax under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), such payments will be reduced by the amount necessary so that the excise tax will not apply to the extent such reduction would result in a greater net after-tax benefit to Mr. Glastra.

The foregoing description of the Glastra Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full agreement attached as Exhibit 10.1 hereto and incorporated herein by reference.

Amended and Restated Employment Agreement with Robert Buckley

On April 21, 2017, the Company entered into an amended and restated employment agreement with Robert Buckley (the “Buckley Employment Agreement”) pursuant to which Mr. Buckley will continue to serve as the Chief Financial Officer of the

Company. The term of Mr. Buckley’s employment under the Buckley Employment Agreement will be through February 22, 2018, with automatic extensions for successive one-year periods absent prior notice of non-renewal from either the Company or Mr. Buckley.

Mr. Buckley will receive an initial base salary of $407,724 per year, subject to review and upward adjustment by the Board in its sole discretion. In addition, Mr. Buckley will be eligible to receive an annual performance-based cash bonus with a target bonus opportunity of 75% of his base salary.  Further, Mr. Buckley will be entitled to receive an annual equity award with respect to an aggregate target number of Common Shares equal to at least the quotient of (i) 150% of his base salary, divided by (ii) the closing price per Common Share on the grant date (such annual equity awards, collectively, the “Buckley Annual Equity Awards”).

If Mr. Buckley’s employment is terminated by the Company without Cause (as defined in the Buckley Employment Agreement) or by Mr. Buckley for Good Reason (as defined in the Buckley Employment Agreement), then the Company will (i) pay Mr. Buckley an amount equal to 150% (or, if such termination occurs within 12 months after a change in control, 200%) of the sum of (a) his base salary and (b) his target bonus opportunity in substantially equal installments for 18 months following termination in accordance with the Company’s regular payroll practices (or, if such termination occurs within 12 months after a change in control, in a lump sum payment), (ii) pay Mr. Buckley a pro rata portion of any performance-based cash bonus for the year of termination to which he would have been entitled had he remained employed by the Company (based on actual performance), (iii) continue to provide Mr. Buckley and his eligible dependents with coverage under the Company’s group health plans at the same levels and the same cost to Mr. Buckley as would have applied if his employment had not been terminated for up to 18 months (or, if such termination occurs within 12 months after a change in control, 24 months) following termination, and (iv) cause a pro rata portion of the 80,000 restricted stock units the Company granted to Mr. Buckley on August 2, 2016 (the “Buckley Retention RSUs”) and any Buckley Annual Equity Awards subject to service-based vesting to become vested and a pro rata portion of any Buckley Annual Equity Awards subject to performance-based vesting to remain outstanding and eligible to vest and/or be settled in shares based on actual Company performance; provided that if such termination occurs (a) while Mr. Buckley is unable to engage in substantial gainful activity that may reasonably be expected to result in Disability (as defined in the Buckley Employment Agreement), then the Company will cause the Buckley Retention RSUs and all Buckley Annual Equity Awards subject to service-based vesting to be fully vested, and all Buckley Annual Equity Awards subject to performance-based vesting will remain outstanding and eligible to vest and/or be settled in shares based on actual Company performance, and (b) within 12 months after a change in control, then the Company will cause all unvested equity awards held by Mr. Buckley to become vested, deeming for purposes of awards subject to performance-based vesting that the Company will attain “target” performance levels (or such higher performance level as expressly contemplated by the applicable award agreement in the event of such termination).

If Mr. Buckley’s employment is terminated due to death or by the Company due to Disability, then the Company will (i) pay Mr. Buckley a pro rata portion of any performance-based cash bonus for the year of termination to which he would have been entitled had he remained employed by the Company, and (ii) cause the Buckley Retention RSUs and Buckley Annual Equity Awards subject to service-based vesting to become fully vested, and (iii) cause all Buckley Annual Equity Awards subject to performance-based vesting to continue to be eligible to become vested and/or be settled in shares in accordance with their terms based on actual Company performance.

Pursuant to the Buckley Employment Agreement, Mr. Buckley is also subject to customary restrictive covenants and confidentiality obligations.  Further, if any parachute payments paid to Mr. Buckley in connection with a change in control of the Company would result in excise tax under Sections 280G and 4999 of the Code, such payments will be reduced by the amount necessary so that the excise tax will not apply to the extent such reduction would result in a greater net after-tax benefit to Mr. Buckley.

The foregoing description of the Buckley Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full agreement attached as Exhibit 10.2 hereto and incorporated herein by reference.

Employment Agreement with Brian Young

On April 21, 2017, the Company entered into an employment agreement with Brian Young (the “Young Employment Agreement”) pursuant to which Mr. Young will continue to serve as the Chief Human Resources Officer of the Company. The term of Mr. Young’s employment under the Young Employment Agreement will be through December 8, 2017, with automatic extensions for successive one-year periods absent prior notice of non-renewal from either the Company or Mr. Young.

Mr. Young will receive an initial base salary of $272,208 per year, subject to review and upward adjustment by the Board in its sole discretion. In addition, Mr. Young will be eligible to receive an annual performance-based cash bonus with a target bonus opportunity of 50% of his base salary.  Further, Mr. Young will be entitled to receive an annual equity award as determined by the Board or the Compensation Committee of the Board in its discretion (such annual equity awards, collectively, the “Young Annual Equity Awards”).

If Mr. Young’s employment is terminated by the Company without Cause (as defined in the Young Employment Agreement) or by Mr. Young for Good Reason (as defined in the Young Employment Agreement), then the Company will (i) pay Mr. Young an amount equal to 150% (or, if such termination occurs within 12 months after a change in control, 200%) of the sum of (a) his base salary and (b) his target bonus opportunity in substantially equal installments for 18 months (or, if such termination occurs within 12 months after a change in control, 24 months) following termination in accordance with the Company’s regular payroll practices, (ii) pay Mr. Young a pro rata portion of any performance-based cash bonus for the year of termination to which he would have been entitled had he remained employed by the Company (based on actual performance), (iii) continue to provide Mr. Young and his eligible dependents with coverage under the Company’s group health plans at the same levels and the same cost to Mr. Young as would have applied if Mr. Young’s employment had not been terminated for up to 18 months (or, if such termination occurs within 12 months after a change in control, 24 months) following termination, and (iv) cause a pro rata portion of the 30,000 restricted stock units the Company granted to Mr. Young on August 2, 2016 (the “Young Retention RSUs”) and any Young Annual Equity Awards subject to service-based vesting to become vested and a pro rata portion of any Young Annual Equity Awards subject to performance-based vesting to remain outstanding and eligible to vest and/or be settled in shares based on actual Company performance; provided that if such termination occurs (a) while Mr. Young is unable to engage in substantial gainful activity that may reasonably be expected to result in Disability (as defined in the Young Employment Agreement), then the Company will cause the Young Retention RSUs and all Young Annual Equity Awards subject to service-based vesting to be fully vested, and all Young Annual Equity Awards subject to performance-based vesting will remain outstanding and eligible to vest and/or be settled in shares based on actual Company performance, and (b) within 12 months after a change in control, then the Company will cause all unvested equity awards held by Mr. Young to become vested, deeming for purposes of awards subject to performance-based vesting that the Company will attain “target” performance levels (or such higher performance level as expressly contemplated by the applicable award agreement in the event of such termination).

If Mr. Young’s employment is terminated due to death or by the Company due to Disability, then the Company will (i) pay Mr. Young a pro rata portion of any performance-based cash bonus for the year of termination to which he would have been entitled had he remained employed by the Company, and (ii) cause the Young Retention RSUs and Young Annual Equity Awards subject to service-based vesting to become fully vested, and (iii) cause all Young Annual Equity Awards subject to performance-based vesting to continue to be eligible to become vested and/or be settled in shares in accordance with their terms based on actual Company performance.

Pursuant to the Young Employment Agreement, Mr. Young is also subject to customary restrictive covenants and confidentiality obligations.  Further, if any parachute payments paid to Mr. Young in connection with a change in control of the Company would result in excise tax under Sections 280G and 4999 of the Code, such payments will be reduced by the amount necessary so that the excise tax will not apply to the extent such reduction would result in a greater net after-tax benefit to Mr. Young.

The foregoing description of the Young Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full agreement attached as Exhibit 10.3 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

10.1Amended and Restated Employment Agreement, dated as of April 21, 2017, between Novanta Inc. and Matthijs Glastra.

10.2Amended and Restated Employment Agreement, dated as of April 21, 2017, between Novanta Inc. and Robert Buckley.

10.3Employment Agreement, dated as of April 21, 2017, between Novanta Inc. and Brian Young.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novanta Inc.
(Registrant)

Date: April 21, 2017	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated as of April 21, 2017, between Novanta Inc. and Matthijs Glastra.

10.2	Amended and Restated Employment Agreement, dated as of April 21, 2017, between Novanta Inc. and Robert Buckley.
10.3	Employment Agreement, dated as of April 21, 2017, between Novanta Inc. and Brian Young.